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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   February 15, 2000
                                                  -------------------

                 PROJECT SOFTWARE & DEVELOPMENT, INC.
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             (Exact name of registrant as specified in its charter)


         Massachusetts                0-23852              04-2448516
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(State or other jurisdiction)       (Commission           (IRS Employer
         of incorporation)          File Number)       Identification No.)


100 Crosby Drive, Bedford, Massachusetts                     01730
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (781) 280-2000
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ITEM 5.  OTHER EVENTS.

                  On February 15, 2000, Project Software & Development, Inc. ("PSDI")issued a press release announcing that Paul D. Birch had resigned as the Executive Vice President, Finance & Administration and Chief Financial Officer of PSDI effective February 29, 2000. A copy of the press release is filed as
Exhibit 99 to this report and is incorporated herein by reference.


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ITEM 7.  EXHIBITS.


  NUMBER     TITLE
  ------     -----

  99         Press Release of Project Software & Development, Inc. dated
             February 15, 2000



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    PROJECT SOFTWARE & DEVELOPMENT, INC.


Dated: February 23, 2000            By:    /s/ Norman E. Drapeau, Jr.
                                           -------------------------------------
                                           Norman E. Drapeau, Jr.
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


  Number     Title
  ------     -----

  99         Press Release of Project Software & Development, Inc. dated
             February 15, 2000